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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported):   OCTOBER 8, 2002



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



      DELAWARE                       1-13086                    04-2515019
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)



    515 POST OAK BOULEVARD, SUITE 600
             HOUSTON, TEXAS                                      77027-3415
(Address of Principal Executive Offices)                         (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000



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                                     PAGE 1
                         EXHIBIT INDEX APPEARS ON PAGE 4

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ITEM 5.  OTHER EVENTS

         A copy of the press release dated October 8, 2002 of our parent company, Weatherford International Ltd., which includes an announcement of its non-recurring charge essentially related to its investment in Universal Compression Holdings, Inc. and comments on its earnings outlook, is filed as
Exhibit 99.1 and is incorporated in this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial statements of business acquired
         Not applicable.

    (b)  Pro forma financial information
         Not applicable.

    (c)  Exhibits

   99.1 Press release issued by Weatherford International Ltd. dated October 8, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant's parent company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WEATHERFORD INTERNATIONAL, INC.



Dated: October 8, 2002                     /s/ Lisa W. Rodriguez
                                 -----------------------------------------
                                             Lisa W. Rodriguez
                                         Senior Vice President and
                                          Chief Financial Officer


                                     PAGE 3

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                                INDEX TO EXHIBITS


   Number                         Exhibit
   ------                         -------
   99.1      Press release issued by Weatherford International Ltd. dated
             October 8, 2002.


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